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                                                                      EXHIBIT 21

                                     ALABAMA

Alabama-Tennessee Health Network, Inc.

Columbia/HCA Montgomery Healthcare System, Inc.

Doctor's Hospital of Mobile, Inc.

Four Rivers Medical Center PHO, Inc.

Galen Medical Corporation

Huntsville Physical Therapy, Inc.

Maynor Eye Center, Inc.

North Alabama Healthcare System, Inc.

Selma Medical Center Hospital, Inc.


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                                     ALASKA

Chugach Physical Therapy, Inc.
         Chugach Physical Therapy & Fitness Center

Columbia Behavioral Healthcare, Inc.

Columbia North Alaska Healthcare, Inc.


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                                     ARIZONA

HCA Health Services of Arizona, Inc.


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                                    ARKANSAS

Central Arkansas Provider Network, Inc.

Columbia Health System of Arkansas, Inc.

HCA Health Services of Arkansas, Inc.

Surgicare Outpatient Center of Ft. Smith, Inc.


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                                     BERMUDA

Parthenon Insurance Company, Limited


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                                   CALIFORNIA


Birthing Facility of Beverly Hills, Inc.

C.H.L.H., Inc.

CFC Investments, Inc.

CH Systems

Chino Community Hospital Corporation, Inc.
         Chino Valley Medical Center

Columbia ASC Management, L.P.

Columbia Fallbrook, Inc.

Columbia Primecare, LLC

Columbia Psychiatric MSO, LLC

Columbia Riverside, Inc.

Columbia/HCA San Clemente, Inc.

Community Hospital of Gardena Corporation, Inc.

Encino Hospital Corporation, Inc.

Far West Division, Inc.

Galen-Soch, Inc.

HCA Allied Health Services of San Diego, Inc.

HCA Health Services of California, Inc.

HCA Hospital Services of San Diego, Inc.

Healdsburg General Hospital, Inc.

Kingsbury Capital Partners, L.P.

Kingsbury Capital Partners, L.P., II




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Las Encinas Hospital
         Las Encinas Hospital

LE Corporation

Los Gatos Surgical Center, a California Limited Partnership
         Los Gatos Surgical Center

Los Robles Regional Medical Center
         Los Robles Regional Medical Center

Los Robles Surgicenter

MCA Investment Company

Mission Bay Memorial Hospital, Inc.

Neuro Affiliates Company

PPO Alliance

Psychiatric Company of California, Inc.

Riverside Healthcare System, L.L.C.
         Riverside Community Hospital
         Riverside Community Surgi-Center

Samaritan Medical Center-San Clemente, LLC

San Joaquin Surgical Center, Inc.

San Jose Healthcare System, Inc.

Southwest Surgical Clinic, Inc.

Surgery Center Management, Ltd.

Surgicare of Beverly Hills, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Montebello, Inc.

Surgicare of West Hills, Inc.

Ukiah Hospital Corporation

Visalia Community Hospital, Inc.

VMC Management, Inc.


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VMC-GP, Inc.

West Hills Hospital
         West Hills Hospital & Medical Center

West Los Angeles Physicians' Hospital, Inc.

Westminster Community Hospital

Westside Hospital Limited Partnership


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                                    COLORADO

Bethesda Psychealth Ventures, Inc,.

Centrum Surgery Center, Ltd.
         Centrum Surgery Center

Colorado Health Systems, Inc.

Colorado Healthcare Management, LLC

Columbia Continental Division, Inc.

Columbine Psychiatric Center, Inc.

Denver Mid-Town Surgery Center, Ltd.

Eyecare Providers of Colorado, Inc.

Galen of Aurora, Inc.
         Aurora Physicians Building

HCA-HealthONE, LLC
         Air Life, Inc.
         Arapahoe Medical Plaza, Inc.
         Aurora Presbyterian Hospital, Inc.
         Aurora Presbyterian Transitional Care
         Aurora Trauma Service
         Belmar Multispecialty, Inc.
         Bethesda Employee Assistance Services, Inc.
         CallONE
         Cardiology Imaging Group Corporation
         Centennial Athletic Club, Inc.
         Centennial Healthcare Plaza, Inc.
         Centennial Medical Plaza
         Center for Eating Management, Inc.
         ChurcHealth, Inc.
         ChurcHelp, Inc.
         Colorado Care Manor
         Columbia-HealthONE Rocky Mountain Healthcare Support Service, Inc. Columbia-HealthONE Rocky Mountain Hernia Center, Inc.
         Denver Broncos Sports Medicine, Inc.
         HealthONE Care Manor
         HealthONE for Children
         HealthONE Progressive Care Center
         HealthONE Senior Health Care Center
         HealthONE for Children Institute
         High Street Primary Care Center
         HomeHealthONE, Inc.
         Kidz Care
         Leading Hospitals. Trusted Care.
         Lifelong Choices, Inc.
         Medical Business Access
         Midtown Surgical Center
         North Suburban Medical Center
         Park Manor, Inc.
         Patient Care 2000, Inc.
         Peak Performance in the Workplace, Inc.
         Positive Lifestyles, Inc.
         Presbyterian/St. Luke's Medical Center
         PresExpress
         PREStaurant
         P/SL Blood Donor Center, Inc.
         P/SL Bone Marrow Transplant Program, Inc.
         P/SL Cardiac Emergency Network Inc.
         P/SL Community Health Network, Inc.
         P/SL Community Health Services, Inc.
         P/SL Heart-Lung Transplant Program, Inc.
         P/SL Hyperbaric Oxygen Medicine, Inc.
         P/SL Kidney-Pancreas Transplant Program, Inc.
         P/SL Magnetic Resonance Imaging, Inc.
         P/SL Medical Center for Children
         P/SL Mile High Medical Arts Building, Inc.
         P/SL Professional Pharmacy, Inc.
         P/SL Women's and Children's Hospital, Inc.
         RapidCare Inc.
         Rocky Mountain Blood and Marrow Transplant Program
         Rocky Mountain Children's Cancer Center, Inc.
         Rocky Mountain Gastrointestinal Motility Clinic, Inc.
         Rocky Mountain Healthcare Support Services, Inc.
         Rocky Mountain KidsCare
         Rocky Mountain Neurology Center, Inc.
         Rocky Mountain Pediatric Care
         Rose Institute for Joint Replacement
         Rose Institute for Sports Medicine
         Rose Medical Center
         Rose Medical Center Cherry Creek Eye Center
         Rose Sports Medicine
         Senior Health Access, Inc.
         Support Line, Inc.
         Swedish Medical Center
         The Center for Ear, Nose and Throat-Head and Neck Surgery
         The Denver Spine Institute, Inc.
         The Lactation Program, Inc.
         The Medical Center of Aurora
         The Parent Line, Inc.
         The Rose Center for Study of Gastrointestinal Diseases
         Timberline Medical Center, Inc.

Health Care Indemnity, Inc.

HealthONE Clinic Services, LLC
         Bronco Sports Medicine
         HealthONE Occupational Health Center

HealthONE of Denver, Inc.

Hospital-Based CRNA Services, Inc.

Lakewood Surgicare, Inc.

MOVCO, Inc.

New Rose Holding Company, Inc.
         Personal Health Plus
         Prevention Plus
         Rocky Mountain Recovery Services, Inc.
         Rose Corporate Health Services, Inc.
         Rose Health Care Center, Inc.
         Rose Health Care Centers, Inc.
         Rose Medical Plaza South, Inc.


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Rose Health Partners, LLC

Rose POB, Inc.

Southwest MedPro, Ltd.

Surgicare of Denver Mid-Town, Inc.

Surgicare of Southeast Denver, Inc.

Swedish Medpro, Inc.

Swedish MOB, LLC

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.


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                                    DELAWARE

AC Med, LLC

Aligned Business Consortium Group, L.P.

Alternaco, LLC

Amedicorp, Inc.
         Columbia The Surgery Center Imaging
         Imaging and Surgery Centers of America
         TSC Imaging

American Medicorp Development Co.

Ami-Point GA, LLC

AOGN, LLC

Arkansas Medical Park, LLC

Atlanta Healthcare Management, L.P.

Atlanta Market GP, Inc.

Atlanta Orthopaedic Surgical Center, Inc.

Bayshore Partner, LLC

BMC-CT, Inc.

BNA Associates, Inc.

Brunswick Hospital, LLC

C/HCA Capital, Inc.

C/HCA, Inc.

CCN Managed Care, Inc.


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Capital Medical Center Partner, LLC

Central Health Holding Company, Inc.

Central Health Services Hospice, Inc.

Charlotte Ave. Realty, LLC

Chattanooga ASC, LLC

CHC Finance Co.

CHC Holdings, Inc.

CHC Payroll Agent, Inc.

CHCA Bayshore, L.P.
         Bayshore Medical Center

CHCA Clear Lake L.P.
         Clear Lake Regional Medical Center - Alvin Diagnostic and Urgent Care Center
         Clear Lake Regional Medical Center

CHCA Conroe, L.P.
         Conroe Regional Medical Center

CHCA Fairview Partner, Inc.

CHCA East Houston, L.P.
         East Houston Regional Medical Center

CHCA Fairview Partner, Inc.

CHCA Hospital LP, Inc.

CHCA Mainland, L.P.
         Mainland Medical Center

CHCA Palmyra Partner, Inc.

CHCA West Houston, L.P.
         West Houston Medical Center
         Sugar Land Medical Center

CHCA Woman's Hospital, L.P.

Woman's Hospital of Texas

Clear Lake Partner, LLC

Clearwater GP, LLC


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ClinicServ, LLC

CMS GP, LLC

Coastal Bend Hospital, Inc.
         North Bay Hospital

Coastal Healthcare Services, Inc.

Coliseum Health Group, LLC

Coliseum Medical Center, LLC
         Coliseum Medical Centers
         Coliseum Same Day Surgery Center

Coliseum Psychiatric Center, LLC
         Coliseum Psychiatric Center

Coliseum Surgery Center, L.L.C.

Columbia Behavioral Health, LLC

Columbia Destin Management, LLC

Columbia Homecare Group, Inc.

Columbia Hospital (Palm Beaches) Limited Partnership
         Columbia Hospital

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston
         Bellaire Medical Center

Columbia Hospital Corporation - Delaware

Columbia Long Term Care Facility Limited Partnership

Columbia Management Companies, Inc.

Columbia Mesquite Health System, L.P.

Columbia Olympia Management, Inc.

Columbia Palm Beach GP, LLC

Columbia Palms West Hospital Limited Partnership
         Palms West Hospital


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         Palms West Physician Hospital Organization
         Palms West Outpatient Rehabilitation & Aquatic Center

Columbia Rio Grande Healthcare, L.P.
         Rio Grande Regional Hospital

Columbia Valley Healthcare System, L.P.
         Valley Regional Medical Center

Columbia Westbank Healthcare, L.P.

Columbia/HCA Middle East Management Company

Columbia/HCA, Limited Partnership

Columbia/JFK Medical Center Limited Partnership
         JFK Medical Center

Conroe Partner, LLC

CoralStone Management, Inc.

Cornerstone Health Management Company

COSCORP, LLC

CPS TN Processor 1, Inc.

Dallas/Ft. Worth Physicians, LLC
         Columbia Practice Management Services

Danforth Hospital, Inc.

Delaware Psychiatric Company, Inc.

Diagnostic Mammography Services, GP

Doctors Hospital of Augusta, Inc.
         Doctors Hospital (Augusta)

Drake Development Company

Drake Development Company II

Drake Development Company III


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Drake Development Company IV

Drake Development Company V

Drake Development Company VI

Drake Management Company

EarthStone HomeHealth Company

East Houston Partner, LLC

Edison Homes-Southeast, Inc.

Edmond Regional Medical Center, LLC
         Edmond Medical Center

El Campo Hospital, L.P.

EMMC, LLC

EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Healthcare Management Company

EPIC Surgery Centers, Inc.

Extendicare Properties, Inc.

Fairview Park GP, Inc.

FHAL, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.

Galen (Kansas) Merger, LLC


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Galen BH, Inc.

Galen Finance, Inc.

Galen GOK, LLC

Galen Holdco, LLC

Galen Hospital Alaska, Inc.
         Alaska Regional Hospital

Galen Hospital Corporation, Inc.
         Women's Hospital of Indianapolis
         Floresville Medical Clinic

Galen International Capital, Inc.

Galen KY, LLC

Galen LA, LLC

Galen MCS, LLC

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen SOM, LLC

Galen SSH, LLC

Galendeco, Inc.

GalTex, LLC

Garden Park Community Hospital, L.P.
         Coastal Imaging Center of Gulfport
         Garden Park Medical Center
         Columbia Outpatient Surgical Center

Georgia Health Holdings, Inc.

Georgia, L.P.


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GHC - Galen Health Care, LLC

GHI Sunrise Hospital, LLC

Glendale Surgical, LLC

Good Samaritan Hospital, L.P.
         Good Samaritan Hospital

Good Samaritan Hospital, LLC

GPCH-CP, Inc.

Grand Strand Regional Medical Center, LLC
         Grand Strand Regional Medical Center

Greystone Healthcare, Inc.

GKI Lawrence, LLC

H.H.U.K., Inc.

HCA Health Services of Midwest, Inc.

HCA Holdco, LLC

HCA Imaging Services of North Florida, Inc.

HCA Management Services, L.P.

HCA Psychiatric Company (DE)

HCA Property GP, LLC

HCA Squared, LLC

HCA Wesley Rehabilitation Hospital, Inc.

Health Services (Delaware), Inc.

Health Services Merger, Inc.

Healthcare Technology Assessment Corporation

Healthco, LLC

Healthnet of Kentucky, LLC

Healthserv Acquisition, LLC

Healthtrust MOB Tennessee, LLC


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Healthtrust MOB, LLC

Healthtrust, Inc.- The Hospital Company

Healthtrust Purchasing Group, L.P.

Hearthstone Home Health, Inc.

Heloma Operations, LLC

HHNC, LLC

Hospital Corp, LLC

Hospital Development Properties, Inc.

Hospital of South Valley, LLC

Houston Healthcare Holdings, Inc.

HSS Holdco, LLC

HSS Systems VA, LLC
         Central Atlantic Supply Chain Services

HSS Systems, LLC
         MidAmerica Supply Chain Operations
         North Texas Supply Chain Operations
         Gulf Coast Supply Chain Services
         East Florida Supply Chain Services

HTI Hospital Holdings, Inc.

Indian Path, LLC

Integrated Regional Laboratories

JCSH, LLC

JCSHLP, LLC

JV Investor, LLC

Kansas Healthserv, LLC

Katy Medical Center, Inc.


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Kendall Regional Medical Center, LLC

Lake City Health Centers, Inc.

Lakeland Medical Center, LLC
         Lakeland Medical Center

Lakeview Medical Center, LLC
         Lakeview Regional Medical Center

Laredo Medco, LLC

Lawrence Amdeco, LLC

Lawrence Medical, LLC

Lewis-Gale Medical Center, LLC
         Lewis-Gale Medical Center

Macon Healthcare, LLC

Macon Northside Health Group, LLC
         Coliseum Senior Health Center
         Middle Georgia Family Health Urgent Care Center West

Macon Northside Hospital, LLC
         Macon Northside Hospital

Mainland Partner, LLC

Management Services LP, LLC

Medcap Holdings I, LLC

Medcap Properties I, LLC

Medcap Properties Management, LLC

Medcap Properties, LLC

Medical Centers of Oklahoma, LLC

Med-Point Portsmouth, LLC

Med-Point, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Care Financial Services Corp.


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Medical Care Real Estate Finance, Inc.

Medical Corporation of America

Charles Pavilion Holding, LLC

Medical Specialties, Inc.

Medistone Healthcare Ventures, Inc.

Medistone Management Company

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.
         The Eye Surgery Center of the Rio Grande Valley

MedNet USA, Inc.

Mid-Continent Health Services, Inc.

Middle Georgia Hospital, LLC
         Middle Georgia Hospital

Mobile Corps, Inc.

MRH Investments, LP

MRT&C, Inc.

Nashville Shared

Services General Partnership

North Texas Medical Center, Inc.

Northwest Fla. Home Health Agency, Inc.

Notami, LLC

Notami Hospitals, LLC

Notami Service Company

Notco, LLC


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NTGP, Inc.

NTMC Ambulatory Surgery Center, L.P.
         Westpark Surgery Center

NTMC Management Company

NTMC Venture, Inc.

OneSource Med, Inc.

Orlando Outpatient Surgical Center, Inc.

Palmyra Park GP, Inc.

Paragon SDS, Inc.

Paragon WSC, Inc.

Parkway Cardiac Center Management Company

Parkway Hospital, Inc.

Pecos Physicians, L.P.

Physician Venture Management, L.L.C.

Pinellas Medical, LLC

Pioneer Medical, LLC

Plantation General Hospital, L.P.
         Plantation General Hospital

PMM, Inc.

POH Holdings, LLC

Preferred Works WC, LLC

Preferred Works, Inc.

Primary Care Acquisition, Inc.

Primary Medical Management, Inc.
         Columbia Management Services Organization


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Providence Occapational Health Services, LLC

RCH, LLC

Reston Hospital Center, LLC

Riverside Hospital, Inc.
         Northwest Regional Hospital

Round Rock Hospital, Inc.

Samaritan, LLC

San Jose, LLC

San Jose Healthcare System, L.P.
         Regional Medical Satellite Radiology
         Regional Medical Center of San Jose
         Regional Medical Management of Santa Clara County
         Regional Medical Center of San Jose Inpatient Pharmacy
         Regional Home Health of San Jose
         Regional Medical Senior Health Center

San Jose Hospital, L.P.
         San Jose Medical Center

San Jose Medical Center, LLC

SJMC, LLC

SMCH, LLC

South Dade GP, LLC

South Valley Hospital, L.P.

Southwestern Medical Center, LLC
         Southwestern Medical Center

Spalding Rehabilitation, L.L.C.
         Spalding Rehabilitation Hospital


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Spring Branch GP, LLC

Spring Branch LP, LLC

Springview KY, LLC

SR Medical Center, LLC

St. Augustine General Hospital, L.P.

St. Luke's Princeton, LLC

Stones River Hospital, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Summit General Partner, Inc.

Suncoast Physician Practice, LLC

Sun-Med, LLC

Sun Bay Medical Office Building, Inc.

Sunrise Hospital and Medical Center, LLC
         Sunrise Hospital and Medical Center

Surgicare of Plano, Inc.

Surgico, LLC

SVH, LLC

Swedish MOB Acquisition, Inc.

Terre Haute Regional Rehabilitation Hospital, L.P.

Tri-Cities Rehabilitation Hospital, L.P.

Trident  Medical Center, LLC
         Trident Regional Medical Center


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         HealthFinders
         Trident Health Improvement Center
         Trident Health System

Upper BNA Holdings, Inc.

Utah Medco, LLC

Value Health Management, Inc.

VHSC Plantation, LLC

VHSC Pompano Beach, LLC

Vicksburg Diagnostic Services, L.P.

Vicksburg Healthcare, LLC

Washington Holdco, LLC

Wesley Medical Center, LLC
         Wesley Medical Center

West Houston, LLC

Westbury Hospital, Inc.

WHG Medical, LLC

WJHC, LLC

Woman's Hospital Partner, LLC

WPC Holdco, LLC


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                                     FLORIDA

All About Staffing, Inc.

Ambulatory Laser Associates, GP

Ambulatory Surgery Center Group, Ltd.
         Ambulatory Surgery Center

Bay Hospital, Inc.
         Gulf Coast Medical Center

Belleair Surgery Center, Ltd.
         Belleair Surgery Center

Big Cypress Medical Center, Inc.

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.
         Surgery Center Bonita Bay

Brandon Surgi-Center Joint Venture
         Brandon Surgery Center

Broward Healthcare System, Inc.

Broward Physician Practices, Ltd.

Cape Coral Surgery Center, Inc.

Cape Coral Surgery Center, Ltd.
         Cape Coral Surgery Center

CCH-GP, Inc.

Cedarcare, Inc.

Cedars BTW Program, Inc.

Cedars Healthcare Group, Ltd.
         Cedars Medical Center
         Victoria Pavilion

Central Florida Division Practice, Inc.

Central Florida Regional Hospital, Inc.
         Central Florida CORF - Deltona
         Central Florida Rehabilitation - Deltona
         Central Florida Regional Hospital


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         Women's Wellness Center

Charlotte Community Hospital, Inc.

Clearwater Community Hospital Limited Partnership

Coastal Cardiac Diagnostics, Ltd.

Collier County Home Health Agency, Inc.

Columbia Behavioral Health, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Cancer Research Network of Florida, Inc.

Columbia Central Florida Division, Inc.

Columbia Development of Florida, Inc.

Columbia Eye & Specialty Surgery Center, Ltd.
         Tampa Eye & Specialty Surgery Center

Columbia Florida Group, Inc.

Columbia Homecare - Central Florida, Inc.

Columbia Homecare - North Florida, Inc.

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward
         Westside Regional Medical Center

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida

Columbia Hospital Corporation of South Miami


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Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation - SMM

Columbia Jacksonville Healthcare System, Inc.

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Midtown Joint Venture

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Division, Inc.

Columbia North Florida Regional Medical Center Limited Partnership

Columbia Ocala Regional Medical Center Physician Group, Inc.
         CORMC Physician Group

Columbia Park Healthcare System, Inc.

Columbia Palm Beach Healthcare System Limited Partnership

Columbia Park Medical Center, Inc.

Columbia Physician Services - Florida Group, Inc.
         HCA Physician Services

Columbia Resource Network, Inc.

Columbia South Florida Division, Inc.

Columbia Tampa Bay Division, Inc.

Columbia-Osceola Imaging Center, Inc.

Coral Springs Surgi-Center, Ltd.
         Surgery Center at Coral Springs

Countryside Surgery Center, Ltd.
         Countryside Surgery Center

Dade Physician Practices, Ltd.

Daytona Medical Center, Inc.

Daytona Physician Practices, Ltd.

Diagnostic Breast Center, Inc.


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         Diagnostic Breast Center

Doctors Osteopathic Medical Center, Inc.
         Gulf Coast Hospital

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.
         Doctors Same Day Surgery Center

Doctors' Special Surgery Center of Jacksonville, Ltd.

East Florida Division, Inc.

East Pointe Hospital, Inc.
         East Pointe Hospital

Edward White Hospital, Inc.
         Edward White Hospital

Englewood Community Hospital, Inc.
         Englewood Community Hospital

Eyecare Providers of Florida, Inc.

Fawcett Memorial Hospital, Inc.
         Fawcett Memorial Hospital
         Spine & Arthritis Center at Fawcett Memorial Hospital
         The Memory Center

Florida Home Health Services - Private Care, Inc.

Florida Outpatient Surgery Center, Ltd.
         Florida Surgery Center

Florida Primary Physicians, Inc.

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.
         Fort Walton Beach Medical Center

Galen Diagnostic Multicenter, Ltd.

Galen Hospital - Pembroke Pines, Inc.


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Galen of Florida, Inc.
         Seminole Family Health Centers
         St. Petersburg General Hospital

Galencare, Inc.
         Brandon Regional Hospital
         Community Cancer Center of Brandon Regional Hospital
         Northside Hospital
         Tampa Bay Vascular Institute
         West Central Florida - Shared Services

Greater Ft. Myers Physician Practices, Ltd.

Gulf Coast Health Technologies, Inc.

Gulf Coast Physicians, Inc.

Hamilton Memorial Hospital, Inc.

HCA Family Care Center, Inc.
         Columbia Imaging Services Nova

HCA Health Services of Florida, Inc.
         Blake Medical Center
         Regional Medical Center Bayonet Point
         Treasure Coast Physician Services
         Oak Hill Hospital
         Saint Lucie Medical Center

HD&S Corp. Successor, Inc.

Hernando County Physician Organization, L.C.

Homecare North, Inc.

Hospital Corporation of Lake Worth

Imaging and Surgery Center of Florida, Inc.

Imaging Center of Kissimmee

Imaging Corp. of the Palm Beaches, Inc.

Jacksonville Physician Practices, Ltd.

Jacksonville Surgery Center, Ltd.



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         Jacksonville Surgery Center

JFK Real Properties, Ltd.

Kendall Healthcare Group, Ltd.
         First Health Center
         Kendall Medical Center
         Kendall Outpatient Rehabilitation Facility
         The Atrium at Kendall Regional Medical Center

Kendall Therapy Center, Ltd.
         Kendall Therapy Center

Kimmel Outpatient Surgical Center, JV

Kissimmee Surgicare, Ltd.
         Kissimmee Surgery Center

Lake Worth MRI, Limited

Largo Medical Center, Inc.
         Largo Medical Center

Lawnwood Medical Center, Inc.
         Lawnwood Regional Medical Center
         Treasure Coast Heart Center

Lawnwood Regional Cancer Center Limited Partnership

Lehigh Physician Practice, Ltd.

M & M of Ocala, Inc.

Manatee Surgicare, Ltd.
         Gulf Coast Surgery Center

Marion Community Hospital, Inc.
         Ocala Regional Medical Center

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.

Medical Imaging Center of Ocala

Medivision Properties of Hillsborough County, LP

Memorial Healthcare Group, Inc.



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         Memorial Hospital Jacksonville
         Specialty Hospital Jacksonville

Memorial Surgicare, Ltd.
         Plaza Surgery Center

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Beach Healthcare Group, Ltd.
         Aventura Hospital and Medical Center

Mobile Woman's Diagnostic Center, Ltd.

Naples Physician Practices, Ltd.

New Port Richey Hospital, Inc.
         Community Hospital of New Port Richey

New Port Richey Surgery Center, Ltd.
         New Port Richey Surgery Center

Network MS of Florida, Inc.

North Central Florida Health System, Inc.

North Central Florida Physician Practices, Ltd.
         Pediatric Associates of Gainesville

North Florida Division Practice, Inc.

North Florida GI Center, Ltd.
         North Florida Endoscopy Center

North Florida GI Center GP, Inc.

North Florida Immediate Care Center, Inc.

North Florida Infusion Corporation


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North Florida Outpatient Imaging Center, Ltd.

North Florida Physician Services, Inc.

North Florida Practice Management, Inc.

North Florida Regional Imaging Center, Ltd.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.
         North Florida Regional Medical Center

North Florida Regional Medical Center - Gainsville PHO, L.C.

North Palm Beach County Surgery Center, Ltd.
         North County Surgicenter

North Tampa Physician Practices, Ltd.
         Family Medical Care
         South Bay Family Medical Center

Northwest Florida Healthcare Systems, Inc.

Northwest Medical Center, Inc.
         Bayview Senior Health Center
         Behavioral Health Systems of North Broward
         Northwest Medical Center

Notami Hospitals of Florida, Inc.
         Lake City Medical Center

Oak Hill Acquisition, Inc.

Oak Hill Physician Hospital Association, L.C.

Ocala Regional Outpatient Services, Inc.

Okaloosa Hospital, Inc.
         Twin Cities Hospital

Okeechobee Hospital, Inc.
         Raulerson Hospital

OneSource Health Network of South Florida, Inc.


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OneSource Health, Inc.

Orange Park Medical Center, Inc.
         Orange Park Medical Center

Orlando Physician Practices, Ltd.

Orlando Surgicare, Ltd.
         Same Day Surgicenter of Orlando

Osceola Regional Hospital, Inc.
         Osceola Regional Medical Center

Outpatient Surgical Services, Ltd.
         Outpatient Surgical Services

P & L Associates

Palm Beach Healthcare System, Inc.

Palm Beach Physician Practices, Ltd.

Panhandle Physician Practices, Ltd.

Paragon PHO of North Florida, Inc.

Park South Imaging Center, Ltd.

Park South Imaging Center, Ltd. II

PCMC Physician Group, Inc.

Pinellas Surgery Center, Ltd.
         Center for Special Surgery

Plantation Physicians, Ltd.

Port St. Lucie Surgery Center, Ltd.
         St. Lucie Surgery Center

Premier Medical Management, Ltd.

Primary Care Medical Associates, Inc.

Putnam Community Hospital PHO, LLC

Putnam Hospital, Inc.


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San Pablo Surgery Center, Ltd.
         San Pablo Surgery Center

Sarasota Doctors Hospital, Inc.
         Advanced Womens Care
         Doctors Hospital of Sarasota
         Paragon Associates in Internal Medicine
         Sarasota Rehabilitation Center
         Sarasota Vascular Lab
         The Center for Breast Care

South Bay Physician Clinics, Inc.

South Broward Medical Practice Partners, Ltd.

South Broward Practices, Inc.

South Dade Healthcare Group, Ltd.
         Deering Hospital

South Florida Division Practice, Inc.

South Tampa Physician Practices, Ltd.

Southwest Florida Division Practice, Inc.
         Physician Services at Belmont Woods

Southwest Florida Health System, Inc.
         Consult-A-Nurse
         Healthcare Referral

Southwest Florida Medical Ventures, Inc.

Southwest Florida Regional Medical Center, Inc.
         Mature Adult Counseling Center
         Southwest Florida Regional Medical Center
         The Memory Center

Space Coast Surgical Center, Ltd.
         Merritt Island Surgery Center

Stuart Outpatient Surgery Center, Ltd.

St. Lucie County Radiation Oncology, Ltd.

Sun City Hospital, Inc.
         South Bay Hospital
         South Bay Rehab Center
         South Bay Transitional Care Unit
         Memory Loss Clinic

Surgical Center Associates, Ltd.
         Winter Park Ambulatory Surgery Center

Surgical Park Center, Ltd.
         Radial Keratomy Institute of Surgical Park
         Surgical Park Center
         Surgiscopic Center at Surgical Park

Surgicare America - Winter Park, Inc,

Surgicare of Altamonte Springs, Inc.

Surgicare of Brandon, Inc.

Surgicare of Central Florida, Inc.

Surgicare of Central Florida, Ltd.
         Central Florida Surgicenter

Surgicare of Countryside, Inc.

Surgicare of Florida, Inc.

Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimmee, Inc.

Surgicare of Manatee, Inc.

Surgicare of Merritt Island, Inc.

Surgicare of New Port Richey, Inc.

Surgicare of Orange Park, Inc.

Surgicare of Orange Park, Ltd.
         Orange Park Surgery Center

Surgicare of Orlando, Inc.

Surgicare of Pinellas, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port St. Lucie, Inc.

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.
         Surgery Center at St. Andrews

Surgicare of Stuart, Inc.

Surgicare of Tallahassee, Inc.

Surgicare of West Palm Beach, Ltd.

Systems Medical Management, Inc.
         OneSource Health Network

Tallahassee Community Network, Inc.

Tallahassee Medical Center, Inc.
         Tallahassee Community Hospital

Tallahassee Orthopaedic Surgery Partners, Ltd.
         Tallahassee Outpatient Surgery Center

Tallahassee Physician Practices, Ltd.

Tampa Bay Division Practice, Inc.

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

TCH Physician Group, Inc.

The Pinellas Healthcare Alliance, Inc.

The Tallahassee Diagnostic Imaging Center Partnership

Treasure Coast Physician Practices, Ltd.

University Hospital, Ltd.
         A Center for Women
         University Hospital & Medical Center

University Physicians Pavilion Association, Inc.

Volusia Healthcare Network, Inc.

West Florida Division, Inc.

West Florida Regional Medical Center, Inc.
         Okaloosa Cancer Care Center
         West Florida Regional Medical Center

West Palm Beach Eye Surgery, Ltd.

Westside Surgery Center, Ltd.
         Parkside Surgery Center

Winter Park Healthcare Group, Ltd.

                                     GEORGIA

AOA Gulf Coast Partners, Ltd.

AOSC Sports Medicine, Inc.
   Northside Sports Medicine & Rehabilitation

Atlanta Home Care, L.P.

Atlanta Outpatient Surgery Center, Inc.

Atlanta Surgery Center, Ltd.

Augusta Physician Practice Company
   Augusta Primary Care

Cartersville Physician Practice Network, Inc.

Central Health Services, Inc.

Central Home Health Care of Chattanooga, Inc.

Chatsworth Hospital Corporation

Church Street Doctors Buildings, Ltd.

Church Street Partners, G.P.

Coliseum Health Group, Inc.

Coliseum Park Hospital, Inc.
   Coliseum Medical Centers

Coliseum Same Day Surgery Center, L.P.

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Northlake Surgical Center, Ltd.

Columbia Physicians Services, Inc.

Columbia Polk General Hospital, Inc.
   Polk Medical Center
   Emergency Physicians of Polk Hospital

Columbia Redmond Occupational Health, Inc.

Columbia Surgicare of Augusta, Ltd.

Columbia-Georgia PT, Inc.

Columbus Cardiology, Inc.

Columbus Doctors Hospital, Inc.
   Doctors Hospital

Columbus Management Group, Inc.

Community Home Nursing Care, Inc.

Cumberland Physician Corporation

Dekalb Home Health Services, Inc.

Diagnostic Services, G.P.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-IX, Inc.

Doctors-V, Inc.

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-X, Inc.

Dublin Community Hospital, Inc.

Dunwoody Physician Practice Network, Inc.

Eastside Physician Practice Network, Inc.

EHCA Cartersville, LLC
   Emory Cartersville Medical Center

EHCA Cartersville Occupational Medicine Center, LLC
   The Occupational Medicine Center at
      Emory Catersville Medical Center

EHCA Dunwoody, LLC
   Emory Dunwoody Medical Center

EHCA Eastside, LLC
   Emory Eastside Medical Center

EHCA Eastside Occupational Medicine Center, LLC
   The Occupational Medicine Center at Emory Eastside Medical Center

EHCA Metropolitan, LLC
   Buckhead Ambulatory Surgery Center

EHCA Northlake, LLC
   Emory Northlake Regional Medical Center

EHCA Parkway, LLC
   Emory Parkway Medical Center

EHCA Peachtree, LLC
   Emory Peachtree Regional Hospital

EHCA Peachtree Occupational Medicine Center, LLC
   The Occupational Medicine Center at
      Emory Peachtree Regional Hospital

EHCA West Paces, LLC

Fairview Park, Limited Partnership
   Fairview Park Hospital

Fairview Physician Practice Company

Gainesville Cardiology, Inc.

Georgia Psychiatric Company, Inc.

Greater Gwinnett Physician Corporation

Gwinnett Community Hospital, Inc.

HCA Health Services of Georgia, Inc.
   Hughston Sports Medicine Hospital

Health Care Management Corporation

Healthfield Services of Middle Georgia, Inc.

Hospital Corporation of Lanier, Inc.

Lanier Physician Practice Network, Inc.

Lanier Physician Services, Inc.

Marietta Outpatient Medical Building, Inc.

Marietta Outpatient Surgery, Ltd.
   Marietta Surgical Center

Marietta Surgical Center, Inc.

Med Corp., Inc.

Med-Care, Inc.

MedFirst, Inc.

Medical Center-West, Inc.

MOSC Sports Medicine, Inc.
   SportsSouth Sports Medicine & Rehabilitation

Newnan Hospitals, L.L.C.

North Cobb Physical Therapy, Inc.
   North Cobb Physical Therapy

North Georgia Home Health Agency, Inc.

Northlake Physician Practice Network, Inc.

Northlake Surgery Center, Inc.

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Palmyra Park Hospital, Inc.
   Palmyra Medical Centers

Parkway Physician Practice Company

Peachtree Corners Surgery Center, Ltd.

Peachtree Physician Practice Network, Inc.

Polk Physician Practice Network, Inc.

Redmond ER Services, Inc.

Redmond P.D.N., Inc.

Redmond Park Health Services, Inc.

Redmond Park Hospital, Inc.
   Redmond Regional Medical Center
   Emergency Physicians of CRRMS
   The Surgery Center of Rome

Redmond Physician Practice Company
   F. Lee O'Neal, Jr., M.D.
   Redmond Family Care Center at Shannon
   Redmond Family Care Center at Trion
   Redmond Family Care Center at West Rome

Redmond Physician Practice Company II
   Redmond Family Care Center at Armuchee

Redmond Physician Practice Company III
   Redmond NW Georgia Internal Medicine

Redmond Physician Practice Company IV
   Randolph P. Sumner, M.D. Family Practice

Redmond Physician Practice Company V
   Redmond Family Care Center at Lindale

Redmond Physician Practice Company VI

Rome Imaging Center Limited Partnership

Southeast Division, Inc.

Surgery Center of Rome, Inc.

Surgicare of Augusta, Inc.
   Augusta Surgical Center

The Guild of Augusta Regional Medical Center, Inc.

The Rankin, a Georgia general partnership

Tugaloo Home Health Agency, Inc.

Urology Center of North Georgia, LLC

West Paces Ferry Hospital, Inc.

West Paces Imaging Associates, L.P.

West Paces Physician Services, Inc.

West Paces Services, Inc.

                                      IDAHO

Eastern Idaho Health Services, Inc.
         Eastern Idaho Regional Behavioral Health Center
         Eastern Idaho Regional Medical Center

SequaCare, Inc

West Valley Medical Center, Inc.
         West Valley Medical Center
         West Valley Therapy Connection

                                    ILLINOIS

Chicago Grant Hospital, Inc.

COFH, Inc.

Columbia Chicago Division, Inc.

Columbia Chicago Homecare, Inc.

Columbia Chicago Osteopathic Hospitals, Inc.

Columbia Health Partners, Inc.

Columbia LaGrange Hospital, Inc.

Columbia Physician Partners Management, Inc.

Columbia Surgicare - North Michigan Ave., L.P.

Galen Hospital Illinois, Inc.

Galen of Illinois, Inc.

Illinois Psychiatric Hospital Company, Inc.
   Chicago Lakeshore Hospital
   Columbia Behavioral Health Provider Organization

Smith Laboratories, Inc.

Surgicare of North Michigan Avenue, Inc.

Surgicare of Palos Heights, Inc.

                                     INDIANA

BAMI-COL, INC.

Basic American Medical, Inc.

Columbia PhysicianCare Outpatient Surgery Center, Ltd.

F & E Community Developers of Florida, Inc.

HTI Health Services of Indiana, Inc.

Jeffersonville MediVision, Inc.

Physician Practices of Terre Haute, Inc.
         Regional Family Medical Center

Surgicare of Indianapolis, Inc.

Surgicare of Jeffersonville, L.L.C.

Terre Haute Regional Hospital, Inc.
         Indiana Institute for Lung Disease and Exercise Physiology Terre Haute Regional Hospital

Terre Haute Regional Physician Hospital Organization, Inc.

Thomasville Hospital, Inc.

Women's Management Services, Inc.

                                     KANSAS

Columbia Mid-West Division, Inc.

Galichia Laboratories, Inc.

OB-GYN Diagnostics, Inc.

Overland Park Homecare Services, Inc.

Surgicare of Wichita, Ltd.
   Surgicare of Wichita

Surgicare of Wichita, Inc.

Total Healthcare, Inc.

                                    KENTUCKY

B.G. MRI, Inc.

CHCK, Inc.
         Samaritan Hospital
         Kentucky Center for Reproductive Medicine
         Primary Care Partners of Lexington

Columbia Behavioral Health Network, Inc.

Columbia Kentucky Division, Inc.

Columbia Medical Group - Frankfort, Inc.

Columbia Medical Group - Greenview, Inc.

Columbia Medical Group - Louisville, Inc.

Columbia Medical Group - Pinelake, Inc.

Columbia/Kentucky Services, Inc.

Frankfort Hospital, Inc.
         Bluegrass Regional Primary Care Centre
         Frankfort Regional Medical Center
         Turning Point Psychiatric and Chemical Dependency Center

Galen International Holdings, Inc.

Galen of Kentucky, Inc.
         Advanced Cardiovascular Institute
         Family Medicine Associates
         Regional Hospital Services

GALENCO, Inc.

Greenview Hospital, Inc.
         Greenview Regional Hospital

Physicians Medical Management, L.L.C.

South Central Kentucky Corp.

Spring View Health Alliance, Inc.

Springview Hospital, Inc.

Subco of Kentucky, Inc.

Tri-County Community Hospital, Inc.

                                    LOUISIANA

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

BRASS East Surgery Center Partnership in Commendam
  Columbia Outpatient Surgery Center of Baton Rouge
  The Outpatient Surgery Center for Sight

Columbia Healthcare System of Louisiana, Inc.
  Louisiana Heart and Lung Institute
  Physician Practice Management
  The Women's Center

Columbia Lakeview Surgery Center, L.P.

Columbia West Bank Hospital, Inc.

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

Columbia/HCA of Baton Rouge, Inc.
  Capital Area Provider Alliance

Columbia/HCA of New Orleans, Inc.
  Columbia Regional Healthcare Network

Columbia/Lakeview, Inc.

Dauterive Hospital Corporation
  Dauterive Hospital

Hamilton Medical Center, Inc.
  Medical Center of Southwest Louisiana

HCA Health Services of Louisiana, Inc.
  North Monroe Hospital

HCA Highland Hospital, Inc.

Lake Charles Surgery Center, Inc.

Lakeview Radiation Oncology, L.L.C.

Louisiana Psychiatric Company, Inc.

Medical Center of Baton Rouge, Inc.
  Lakeside Hospital
  Medical Center of Baton Rouge Genesis Family Centered

Notami (Opelousas), Inc.

Notami Hospitals of Louisiana, Inc.

Ponchartrain Regional Healthcare Network, Inc.

Rapides Healthcare System, L.L.C.
  Avoyelles Hospital
  Oakdale Community Hospital
  Rapides Cancer Center
  Rapides Heart Center
  Rapides Home Health
  Rapides Industrial Medicine
  Rapides Regional Medical Center
  Savoy Care Center
  Savoy Elton Rural Health Clinic
  Savoy Medical Center
  Savoy Family Hospice
  Savoy Homehealth
  SMC New Horizons
  Winn Parish Medical Center
  Rapides Women's and Children's

Select Healthcare Services, Inc.

Surgicare Merger Company of Louisiana

Surgicare of Lafayette, Inc.

Surgicare of Lakeview, Inc.
  Mandeville Surgery Center

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Lake Charles, Inc.

Surgicenter of East Jefferson, Inc.

University Healthcare System, L.C.
  DePaul/Tulane Behavioral Health Center of Tulane University
  Tulane University Hospital and Clinic

Ville Platte Acquisition Corporation

WGH, Inc.

Williamson Eye Center, In Commendam

Women's and Children's Hospital, Inc.
  Women's and Children's Hospital

                                  MASSACHUSETTS

Columbia Homecare, Limited Partnership

Columbia Homecare of Massachusetts, Inc.

Columbia Hospital Corporation of Massachusetts, Inc.

Columbia Neponset Healthcare System, Inc.

Orlando Outpatient Surgical Center, Ltd.

Surgicare of Suburban, Inc.

                                   MISSISSIPPI

Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Galen of Mississippi, Inc.

Garden Park Investments, L.P.

Garden Park Physician Services Corporation

GOSC, LP

GOSC-GP, Inc.

Gulf Coast Medical Ventures, Inc.

HTI Health Services, Inc.

Lakeland Physicians Medical Building, Inc.

Vicksburg Diagnostic Services, L.P.

VIP, Inc.

                                    MISSOURI

Galen Sale Corporation

HEI Missouri, Inc.

HEI Sullivan, Inc.

M.W.A, Inc.

Medical Diagnostic Center Associates Limited Partnership

Metropolitan Providers Alliance, Inc.

Missouri Healthcare System, L.P.

Notami Hospitals of Missouri, Inc.

Ozarks Medical Services, Inc.

                                    NEBRASKA

Omaha Healthcare System, Inc.

                                     NEVADA

BNA Holdings, Inc.

CHC Venture Co.

CIS Holdings, Inc.

Columbia Hospital Corporation of West Houston

Columbia Southwest Division, Inc.

Columbia-SDH Holdings, Inc.

Columbia/TSP Holdings, Inc.

Consolidated Las Vegas Medical Centers

Desert Physical Therapy, Inc.
         Columbia Desert Physical Therapy

HCA Health Services of Nevada, Inc.

Health Service Partners, Inc.

James Bros., Inc.

Las Vegas Mammography Services, GP

Las Vegas Physical Therapy, Inc.

Las Vegas Surgical Center, Ltd.

Las Vegas Surgicare, Inc.

Las Vegas Surgicare, Ltd., a Nevada Limited Partnership
         Las Vegas Surgery Center

National Care Services Corp. of Nevada
         Columbia Sunrise Diagnostic Center
         Kids Healthcare
         Sunrise Medical Tower III
         Sunrise Medical Tower IV
         Sunrise Professional Pharmacy

Nevada Psychiatric Company, Inc.

Pasadena Holdings, Inc.

Rhodes Limited-Liability Company

Rio Grande/Piney Woods Holdings (Nevada), Inc.

Sahara Outpatient Surgery Center, Ltd., a Nevada Limited Partnership
         Sahara Surgery Center

Sunrise Clinical Research Institute, Inc.

Sunrise Flamingo Surgery Center, Limited Partnership
         Flamingo Surgery Center

Sunrise Mountainview Hospital, Inc.
         MountainView Hospital

Sunrise Outpatient Services, Inc.

Surgicare of Green Valley, Inc.

Surgicare of Las Vegas, Inc.

Value Health Holdings, Inc.

VH Holdco, Inc.

VH Holdings, Inc.

Western Plains Capital, Inc.

                                  NEW HAMPSHIRE

HCA Health Services of New Hampshire, Inc.
         Coastal Cardiothoracic Associates
         Londonderry Physical Therapy Center
         Main Street Medical Park
         Parkland Center for Wound Management
         Parkland Eldercare
         Parkland Medical Center
         Parkland Rehabilitation Services - Londonderry
         Portsmouth Pavilion
         Portsmouth Regional Hospital
         The Woman's Store @ Parkland Medical Center
         Windham Pediatrics

Health Imaging Centers, Inc.

                                   NEW MEXICO

New Mexico Psychiatric Company, Inc.

                                    NEW YORK

Critical Care America of New York, Incorporated

                                 NORTH CAROLINA

CareOne Home Health Services, Inc.

Columbia Cape Fear Healthcare System, Limited Partnership

Columbia Davis Holdings, Inc.

Columbia North Carolina Division, Inc.

Columbia-CFMH, Inc.

Cumberland Medical Center, Inc.

Galen of North Carolina, Inc.

HCA-Raleigh Community Hospital, Inc.
      Brunswick Women's Center

Heritage Hospital, Inc.

Hospital Corporation of North Carolina
      Brunswick Community Hospital

HTI Health Services of North Carolina, Inc.

Mecklenburg Surgical Land Development, Ltd.

North Carolina Physician Network, Inc.

Old FDC Limited Partnership

Optical Shop, Inc.

Raleigh Community Medical Office Building Ltd.

Raleigh Community Physical Therapy & Sports Medicine Center, Inc.

Salem Optical Company, Inc.

Southeastern Eye Center, Inc.

Wake Psychiatric Hospital, Inc.

                                      OHIO

AHN Holdings, Inc.

Columbia Beachwood Surgery Center, Ltd.

Columbia Dayton Surgery Center, Ltd.

Columbia Ohio Division, Inc.

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbus Health Imaging Partnership

E.N.T. Services, Inc.

Lorain County Surgery Center, Ltd.
      The Surgery Center Lorain

Middleburg Heights Surgical Center, Inc.

Ohio Health Choice Ventures, Inc.

Southwest Dual Diagnostic Center, G.P.

Surgicare of Beachwood, Inc.

Surgicare of Dayton, Inc.

Surgicare of Lorain County, Inc.

Surgicare of North Cincinnati, Inc.

Surgicare of Westlake, Inc.

The Surgery Center Laboratory, Inc.

The Surgery Center, an Ohio Limited Partnership
      The Surgery Center

The Surgery Center Radiology, Inc.

The Surgery Center West, Ltd.

Westlake Surgicare, L.P.

                                    OKLAHOMA

Bethany PHO, Inc.

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Oklahoma Division, Inc.

Columbia/Edge Mobile Medical, L.L.C.

Edmond Physician Hospital Organization, Inc.

Green Country Anesthesiology Group, Inc.

HCA Health Services of Oklahoma, Inc.
   Capstone Medical Group
   Presbyterian Center for Healthy Living
   University Health Partners

Health Partners of Oklahoma, Inc.

Healthcare Oklahoma, Inc.

Integrated Management Services of Oklahoma, Inc.

Lake Region Health Alliance Corporation

Medical Imaging, Inc.

Millennium Healthcare of Oklahoma, Inc.

Oklahoma Outpatient Surgery Limited Partnership
   Oklahoma Surgicare

Oklahoma Surgicare, Inc.

Plains Healthcare System, Inc.

Presbyterian Office Building, Ltd.

Rogers County PHO, Inc.

Southwestern Medical Center, Inc.

Stephenson Laser Center, L.L.C.

Surgicare of Northwest Oklahoma, LP

Surgicare of Oklahoma City-Midtown, LP
   Columbia Surgicare-Midtown

Surgicare of Tulsa, Inc.

Wagoner Medical Group, Inc.

                                   PENNSYLVANIA

Basic American Medical Equipment Company, Inc.

Surgicare of Philadelphia, Inc.

                                  RHODE ISLAND

Atwood Surgicare, Inc.

Columbia Rhode Island Healthcare, Inc.

Johnston Ambulatory Surgical Associates, Ltd.

Surgicare at the Crossing Limited, a Rhode Island Limited Partnership

Warwick Surgicare, Inc.

                                 SOUTH CAROLINA

C/HCA Development, Inc.

Carolina Behavioral Health, LLC

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.
   Carolina Regional Surgery Center

Chesterfield General Hospital, Inc.

Coastal Carolina Home Care, Inc.

Colleton Ambulatory Care, LLC

Columbia Carolinas Division, Inc.

Columbia Charleston Healthcare System, Inc.

Columbia-CSA/HS Greater Columbia Area Healthcare System, LP
   Providence Hospital

Columbia/HCA Healthcare Corporation of South Carolina

DMH Spartanburg, Inc.

Doctors Memorial Hospital, Inc.

Doctor's Memorial Hospital of Spartanburg, L.P.

Edisto Multispecialty Associates, Inc.
   Edisto Ear, Nose and Throat

HTI South Carolina, Inc.

Low Country Health Services, Inc. of the Southeast

Trident Eye Surgery Center, L.P.

Trident Medical Services, Inc.

Walterboro Community Hospital, Inc.
   Colleton Medical Center
   Colleton Regional Non-Emergent Clinic
   Pulaski Medical Center

                                   SWITZERLAND

CDRC Centre de Diagnostic Radiologique de Carouge SA
   CDRC Centre de Diagnostic Radiologique de Carouge

Clinique de Carouge CMCC SA
   Clinique de Carouge CMCC

Glemm SA
   Glemm

La Tour S.A.
   Centre Medical de Meyrin
   Hopital de la Tour

Permanence de la Clinique de Carouge SA
   Permanence de la Clinique de Carouge

Permanence la Tour SA
   Permanence de la Tour

Physiotherapie S. Pidancet Sport Multitherapiess La Tour SA
   Physiotherapie S. Pidancet

                                    TENNESSEE

America's Group, Inc.

Appalachian OB/GYN Associates, Inc.

Athens Community Hospital, Inc.
      Athens Regional Medical Center

Atrium Memorial Surgical Center, Ltd.
      Atrium Memorial Surgical Center

Availis Health Products, Inc.
      Availis

Centennial Surgery Center, L.P.
      Centennial Surgery Center

Central Credentialing Services, Inc.

Central Tennessee Hospital Corporation
      Horizon Medical Center
      Horizon Academy

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

Columbia Eastern Group, Inc.

Columbia Health Management, Inc.
      The Health Advantage Network of Tennessee

Columbia Healthcare Network of Tri-Cities, Inc.

Columbia Healthcare Network of West Tennessee, Inc.

Columbia Integrated Health Systems, Inc.

Columbia Medical Group - Athens, Inc.
      Athens Medical Group

Columbia Medical Group - Centennial, Inc.
      Ashland City Family Practice
      Brentwood Internal Medicine
      Centennial Family Practice

Columbia Medical Group - Daystar, Inc.

Columbia Medical Group - Dickson, Inc.
      Horizon Medical Group
      Waverly Healthcare Services

Columbia Medical Group - Eastridge, Inc.

Columbia Medical Group - Franklin Medical Clinic, Inc.

Columbia Medical Group - Hendersonville, Inc.
      Family Medical Center-Goodlettsville
      Family Medical Center-Portland
      Family Medical Center-White House

Columbia Medical Group - Nashville Memorial, Inc.

Columbia Medical Group - Parkridge, Inc.
      East Brainerd Medical Center
      Family & Sports Medicine
      Gunbarrel Medical
      Occupational Health Services
      Signal Mountain Medical Center

Columbia Medical Group - River Park, Inc.
      Pediatric and Adolescent Health Specialists
      River Park Clinic

Columbia Medical Group - South Pittsburg, Inc.

Columbia Medical Group - Southern Hills, Inc.
      Family Practice Associates of Southern Hills
      Internal Medicine Associates of Southern Hills
      Pediatric Associates of Southern Hills

Columbia Medical Group - Southern Medical Group, Inc.

Columbia Medical Group - Summit, Inc.

Columbia Medical Group - Sycamore Shoals, Inc.

Columbia Medical Group - The Frist Clinic, Inc.
      The Frist Clinic

Columbia Mid-America Group, Inc.

Columbia Mid-Atlantic Division, Inc.

Columbia Nashville Division, Inc.

Columbia Northeast Division, Inc.

Columbia Regional Medical Center, L.L.C.

Columbia Volunteer Division, Inc.

Cool Springs Surgery Center, LLC

Cumberland Division, Inc.

Eastern Idaho Regional, L.L.C.

Eastern Tennessee Medical Services, Inc.

HCA - Information Technology & Services, Inc.

HCA Development Company, Inc.

HCA Health Services of Tennessee, Inc.
      Centennial Medical Center
      Centennial Medical Center at Ashland City
      Centennial Medical Center/Parthenon Pavilion
      Sarah Cannon Cancer Center
      Southern Hills Medical Center
      Southern Hills Medical Center at Smyrna
      Summit Medical Center
      Sycamore Valley Medical Group

HCA Home and Clinical Services, Inc.

HCA International Company

HCA Medical Services, Inc.

HCA Physician Services, Inc.

HCA Psychiatric Company

HCA Realty, Inc.

Healthcare Management Research and Development, Inc.

Healthtrust, Inc.-The Hospital Company (TN)

Hendersonville Hospital Corporation
   Hendersonville Medical Center

Hometrust Management Services, Inc.
   Tri-Star Homecare Network

Horizon Occupational Health Services Corporation

Hospital Corporation of Tennessee

Hospital Realty Corporation

HTI Memorial Hospital Corporation
      Skyline Medical Center

HTI Tri-Cities Rehabilitation, Inc.

Indian Path Hospital, Inc.

Indian Path Hospital, L.L.C.

IPN Services, Inc.

Johnson City Eye & Ear Associates, L.P.

Judy's Foods, Inc.

Medical Center Surgery Associates, L.P.

Medical Plaza Ambulatory Surgery Center Associates, L.P.
      Plaza Day Surgery

Medical Plaza MRI, L.P.

Medical Resource Group, Inc.

Middle Tennessee Medical Services Corporation
      Masterpiece Healthcare Services
      TriMed Healthcare Services

Nashville Psychiatric Company, Inc.

Network Management Services, Inc.

North Florida Regional Freestanding Surgery Center, L.P.

Northwest Hospital Cardiac Diagnostics, L.P.

Parkridge Health System, Inc.
      East Ridge Hospital
      Med-South Urgent Care Center
      Parkridge Medical Center
      Valley Hospital

Parkside Surgery Center, Inc.

Parthenon Financial Services, Inc.

Plano Ambulatory Surgery Associates, L.P.
      Surgery Center of Plano

Quantum Innovations, Inc.

Rio Grande Surgery Center Associates, L.P.
      Rio Grande Surgery Center

River Park Hospital, Inc.
      River Park Hospital (TN)

Rivergate Surgery Center, Limited Partnership

SP Acquisition Corp.
      Grandview Medical Center

St. Mark's Ambulatory Surgery Associates, L.P.
      St. Mark's Outpatient Surgery Center

Sullins Surgical Center, Inc.

Summit Surgery Center, L.P.
      Summit Ambulatory Surgery Center

Surgicare of Madison, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Sycamore Shoals Hospital, Inc.

Tennessee Healthcare Management, Inc.
      Brentwood Primary Care
      Company Care
      Columbia Physician Services (TN)
      Marshall Medical Group
      Medical Associates of Athens
      The Englewood Clinic

Trident Ambulatory Surgery Center, L.P.

Troop and Jacobs, Inc.

                                      TEXAS

All About Staffing of Texas, Inc.

Ambulatory Endoscopy Clinic of Dallas, Ltd.
          Ambulatory Endoscopy Clinic of Dallas

Arlington Diagnostic South, Inc.

Austin Medical Center, Inc.
          Austin Diagnostic Clinic

Bailey Square Ambulatory Surgical Center, Ltd.
          Bailey Square Surgery Center

Bailey Square Outpatient Surgical Center, Inc.

Barrow Medical Center CT Services, Ltd.

Bay Area Healthcare Group, Ltd.
          Breast Center of South Texas
          Columbia On Call
          Corpus Christi Medical Center

Bay Area Surgical Investors, Ltd.

Bay Area Surgicare Center, Inc.

Bayshore Surgery Center, Ltd.

Beaumont Healthcare System, Inc.

Bedford-Northeast Community Hospital, Inc.

Bellaire Imaging, Inc.

Brownsville-Valley Regional Medical Center, Inc.

Central San Antonio Surgery Center, Ltd.
         Methodist Ambulatory Surgery Center Central San Antonio

Central San Antonio Surgical Center Investors, Ltd.

CHC Management, Ltd.

CHC Payroll Company

CHC Realty Company

CHC-El Paso Corp.

CHC-Psychiatric Management, Ltd.

CHC-Miami Corp.

Clear Lake Regional Medical Center, Inc.
          Clear Lake Regional Medical Center

Clear Lake Surgicare, Ltd.
          Columbia Bay Area Surgicare Center

Coastal Bend Hospital CT Services, Ltd.

COL - NAMC Holdings, Inc.

Columbia Ambulatory Surgery Division, Inc.

Columbia Bay Area Realty, Ltd.

Columbia Call Center, Inc.

Columbia Central Group, Inc.

Columbia Central Texas Division, Inc.

Columbia Central Verification Services, Inc.

Columbia Champions Treatment Center, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.
          Columbia Healthcare Network (Houston)

Columbia Hospital at Medical City Dallas Subsidiary, L.P.
          Medical City Dallas Hospital
          North Texas Hospital For Children at Medical City Dallas

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington


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Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Securities Corporation

Columbia Hospital - Arlington(WC), Ltd.

Columbia Hospital - El Paso, Ltd.

Columbia Lone Star/Arkansas Division, Inc.

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, LP

Columbia Medical Center of Arlington Subsidiary, LP
          Medical Center of Arlington

Columbia Medical Center of Denton Subsidiary, LP
          Denton Regional Medical Center
          Denton Regional Medical Center - Little Elm
          Denton Regional Medical Center - Pilot Point
          Denton Regional Medical Center - Valley View
          Professional Health Care Services

Columbia Medical Center at Lancaster Subsidiary, L.P.

Columbia Medical Center of Las Colinas, Inc.
          Las Colinas Medical Center

Columbia Medical Center of Lewisville Subsidiary, LP
          Medical Center of Lewisville

Columbia Medical Center of McKinney Subsidiary, LP
          North Central Medical Center

Columbia Medical Center of Plano Subsidiary, LP
          Medical Center of Plano

Columbia Medical Center of Sherman Subsidiary, LP

Columbia Medical Center at Terrell Subsidiary, L.P.


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Columbia Navarro Regional Hospital Subsidiary, LP

Columbia North Hills Hospital Subsidiary, LP
          North Hills Hospital

Columbia North Texas Division, Inc.

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center, Inc.

Columbia Northwest Medical Center Partners, Ltd.

Columbia Patient Account Services, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, LP
          Plaza Medical Center of Fort Worth
          Plaza Medical Center - East
          The Joint Center Plaza Medical Center of Fort Worth

Columbia Psychiatric Management Co.

Columbia Purchasing Group, Inc.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, LP

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia-Quantum, Inc.

Columbia/Green Oaks Behavioral Healthcare System, L.P.

Columbia/HCA Healthcare Corporation of Central Texas




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Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA Western Group, Inc.

Columbia/Pasadena Healthcare System, L.P.

Columbia/St. David's Healthcare System, L.P.
          Columbia Central Texas Imaging Center
          Columbia/St. David's Medicenters
          Round Rock Medical Center
          South Austin Hospital
          St. David's Healthcare Partnership
          St. David's Home Health Care
          St. David's Home Health Services
          St. David's Medical Center
          St. David's Pavilion
          St. David's Occupational Health Services
          The Pavilion at St. David's

Conroe Hospital Corporation

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Surgery, Ltd.
          Surgicare of Corpus Christi

Doctors Hospital (Conroe), Inc.

Drake Management Company

E.P. Physical Therapy Centers, Inc.



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El Paso Healthcare System, Ltd.
          Columbia Back Institute
          Columbia Behavioral Center
          Columbia Diagnostic Center
          Columbia Healthcare System
          Columbia Lifecare Center
          Columbia International Children's Hospital
          Columbia Rehabilitation Hospital
          Del Sol Medical Center
          Las Palmas Medical Center
          Columbia Regional Oncology Center
          Columbia Sports Medicine Center
          Columbia Wound Care Center
          El Paso Infusion Therapy
          Nurses Unlimited of Van Horn

El Paso Nurses Unlimited, Inc.

El Paso Physical Therapy Centers, Ltd.
          Columbia Physical Therapy Center

EPSC, L.P.
          East El Paso Surgery Center

El Paso Surgery Centers, L.P.

El Paso Surgicenter, Inc.
          Surgical Center of El Paso

Endoscopy Clinic of Dallas, Inc.

EPIC Properties, Inc.

EPIC/Alliance of North Texas, Ltd.

Flower Mound Surgery Center, Ltd.

Fort Worth Investments, Inc.

Galen Hospital of Baytown, Inc.

Gramercy Surgery Center, Ltd.
          Gramercy Outpatient Surgery Center

Greater Houston Emergency Services, Inc.

Greater Houston Preferred Provider Option, Inc.
          Greater Houston PPO

Green Oaks Hospital Subsidiary, L.P.
          Green Oaks Hospital

Gulf Coast Division, Inc.
          GHD Creative Services



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Gulf Coast Provider Network, Inc.

HCA Health Services of Texas, Inc.
          HCA Alliance Airport Clinic
          McAllen Regional Imaging Center
          Med Alliance

HCA Plano Imaging, Inc.

Heart Center of Fort Worth, Ltd.

Heartcare of Texas, Ltd.

HEI Construction, Inc.

HEI Orange, Inc.

HEI Publishing, Inc.

HEI Sealy, Inc.

Houston Northwest Surgical Partners, Inc.

HTI Gulf Coast, Inc.

Kingwood Surgery Center, Ltd.

KPH-Consolidation, Inc.
          Kingwood Medical Center

Las Colinas Surgery Center, Ltd.
          Las Colinas Surgery Center

Longview Regional Physician Hospital Organization, Inc.

Medical City Dallas Hospital, Inc.
          Medical City Dallas Ambulatory Surgery Center

MediPurchase, Inc.

Methodist Healthcare System of San Antonio, Ltd.
          Methodist Homecare Health Alternatives
          Metropolitan Hospital (TX)
          Northeast Methodist Hospital
          Methodist Specialty & Transplant Hospital
          Southwest Texas Methodist Hospital

Metroplex Surgicenters, Inc.


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

MGH Medical, Inc.
          Metropolitan Transitional Care Unit

MHS Surgery Centers, L.P.

Mid-Cities Surgi-Center, Inc.

Navarro Memorial Hospital, Inc.

North Hills Surgicare, LP
          Texas Pediatric Surgery Center

North Texas General, L.P.

North Texas Technologies, Ltd.

Northeast Methodist Surgicare, Ltd.
          Methodist Ambulatory Surgery Center - Northeast

Northeast PHO, Inc.
          Park Central Surgical Center

Parkway Cardiac Center, Ltd.

Parkway Surgery Services, Ltd.

Pasadena Bayshore Hospital, Inc.

Pediatric Surgicare, Inc.

Piney Woods Holdings, Inc.

Qualitycare Network of Greater Houston, Inc.

Quantum/Bellaire Imaging, Ltd.

Rim Building Partners, L.P.

Rio Grande Regional Hospital, Inc.

Rio Grande Regional Investments, Inc.

Rosewood Medical Center, Inc.

Rosewood Professional Office Building, Ltd.


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

S.A. Medical Center, Inc.

San Antonio Regional Hospital, Inc.

South Austin Surgery Center, Ltd.
          South Austin Day Surgery Center

South Texas Ambulatory Surgery Hospital, Ltd.
          Methodist Ambulatory Surgical Hospital - Northwest

South Texas Surgicare, Inc.

Southwest Houston Surgicare, Inc.

Spring Branch Medical Center, Inc.
          Spring Branch Medical Center
          Sam Houston Memorial Hospital

Sugar Land Surgery Center, Ltd.

Sun Towers/Vista Hills Holding Co.

Sunbelt Regional Medical Center, Inc.

Surgical Center of Irving, Inc.

Surgical Facility of West Houston, LP.

Surgicare of Central San Antonio, Inc.

Surgicare of Flower Mound, Inc.

Surgicare of Gramercy, Inc.

Surgicare of Kingwood, Inc.

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Pasadena, Inc.

Surgicare of Round Rock, Inc.

Surgicare of South Austin, Inc.

Surgicare of Sugar Land, Inc.

Surgicare of Travis Center, Inc.
          Columbia Travis Centre Outpatient Surgery

Texas Medical Technologies, Inc.

Texas Psychiatric Company, Inc.

The Family Birth Center, Ltd.

The Surgical Hospital of Amarillo, Ltd.

The West Texas Division of Columbia, Inc.

Village Oaks Medical Center, Inc.
          McQueeney Medical Clinic

W & C Hospital, Inc.
          The Woman's Place

West Houston ASC, Inc.

West Houston Healthcare Group, Ltd.

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

WHMC, Inc.

Willow Creek Hospital, Ltd.

Woman's Hospital of Texas, Incorporated


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                                 UNITED KINGDOM

Columbia U.K. Finance Limited

HCA Finance, LP

HCA International Holdings Limited

HCA International Limited

HCA Staffing Limited

HCA UK Holdings Limited

HCA UK Investments Limited

HCA UK Limited

London Radiography & Radiotherapy Services Limited

St. Martins Ltd.

The Harley Street Cancer Clinic Limited


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                                      UTAH

Brigham City Community Hospital, Inc.
      Brigham City Community Hospital

Brigham City Health Plan, Inc.

Brigham City Physicians Group, Inc.

Columbia Mountain Division, Inc.

Columbia Ogden Medical Center, Inc.
      Ogden Regional Medical Center

Columbia Utah Division, Inc.

Eastern Utah Health Plan, Inc.

General Hospitals of Galen, Inc.

Healthtrust Utah Management Services, Inc.

Hospital Corporation of Utah
      Bountiful Laundry
      Lakeview Hospital

HTI Homemed of Utah, Inc.

HTI Physician Services of Utah, Inc.

HTI Utah Data Corporation

Lakeview Health Plan, Inc.

MHHE Corporation

Mountain View Health Plan, Inc.

Mountain View Hospital, Inc.
      Mountain View Professional Plaza
      Mountain View Hospital

Mountain View Medical Office Building, Ltd.

Northern Utah Healthcare Corporation
      St. Mark's Hospital

Ogden Regional Health Plan, Inc.

Premier Medical Network, Inc.

Salt Lake City Surgicare, Inc.

St. Mark's Investments, Inc.

St. Mark's Physicians, Inc.

The Wasatch Endoscopy Center, Ltd.

Timpanogos Regional Medical Services, Inc.
      Timpanogos Regional Hospital

West Jordan Hospital Corporation



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                                    VIRGINIA

Alleghany Primary Care, Inc.

Ambulatory Services Management Corp. of Chesterfield County, Inc.

Behavioral Health of Virginia Corporation

Chicago Medical School Hospital, Inc.

Chippenham & Johnston-Willis Hospitals, Inc.
      Amelia Healthcare Clinic
      Chippenham Medical Center
      Johnston-Willis Medical Center
      Tucker Pavilion

Columbia Arlington Healthcare System, LLC

Columbia Central Atlantic Division, Inc.

Columbia D.O. Medical Group - West Virginia, Inc.

Columbia Healthcare of Central Virginia, Inc.
      Bon Air Family Practice
      Columbia Practice Services
      Columbia Primary Care
      Medical Office Services
      South Richmond Family Physicians

Columbia Home Therapies of Virginia, Inc.

Columbia M.D. Medical Group - West Virginia, Inc.

Columbia Medical Group - Clinch Valley, Inc.

Columbia Medical Group - Southwest Virginia, Inc.
      Antonia Caday, M.D.

Columbia Pentagon City Hospital, L.L.C.

Columbia Physicians Services, Inc.

Columbia Primary Care Associates, Ltd.
      Ashburn Medical Center

      Purceville Medical Center
      Purceville Urgent Care
      Reston Town Center Internal Medicine
      Union Mill Medical Center

Columbia Richmond Division, Inc.

Columbia South Little Rock, Inc.

Columbia/Alleghany Regional Hospital, Incorporated
      Alleghany Healthcare Services
      Alleghany Regional Hospital

Columbia/HCA John Randolph, Inc.
      John Randolph Medical Center
      John Randolph Medical Center River Bend

Columbia/HCA Retreat Hospital, Inc.
      The Retreat Hospital

Galen of Virginia

Galen Virginia Hospital Corporation

Galen-Med, Inc.
      Clinch Valley Medical Center

Generations Family Practice, Inc.

HCA Health Services of Virginia, Inc.
      Greater Richmond Physician Referral Service
      HCA Chester Office
      Henrico Doctors Hospital
      Lewis-Gale Psychiatric Center
      Reston Town Center Pediatrics

HSS Virginia, L.P.

Imaging and Surgery Centers Of Virginia, Inc.

Insight Clinic Services, LC

Lewis-Gale Hospital, Inc.

Lewis-Gale Medical Center, LLC
      Lewis-Gale Medical Center

Management Services of the Virginias, Inc.

Montgomery Regional Hospital, Inc.
      Blue Ridge Health Clinic
      Montgomery Regional Hospital

MOS Temps, Inc.

New River Healthcare Plan, Inc.

NOCO, Inc.

Northern Virginia Hospital Corporation

Preferred Care of Richmond, Inc.

Preferred Hospitals, Inc.

Primary Health Group, Inc.

Pulaski Community Hospital, Inc.
      Pulaski Community Hospital

Reston Hospital Center, LLC
      Reston Hospital Center

Surgicare of Virginia, Inc.
      Fairfax Surgical Center

Virginia Hematology & Oncology Associates, Inc.
      Virginia Hematology & Oncology Associates

Virginia Psychiatric Company, Inc.
      Dominion Hospital


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                                   WASHINGTON

ACH, Inc.

Capital Network Services, Inc.
   Capital Network Billing

Columbia Capital Medical Center Limited Partnership
   Capital Medical Center


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                                  WEST VIRGINIA

Charleston Hospital, Inc.
      Saint Francis Hospital
      Saint Francis Health Clinic
      South Hills Primary Care

Columbia Parkersburg Healthcare System, Inc.

Columbia/HCA WVMS Member, Inc.
      Columbia Mobile Services

Columbia-S.J. Ventures Properties, Limited Partnership
      Columbia - Parkersburg Billing and Collectors
      Parkersburg Billing and Collectors

Columbia-St. Joseph's Healthcare System, Limited Partnership
      St. Joseph's Hospital

Galen of West Virginia, Inc.
      Galen Shared Services

HCA Health Services of West Virginia, Inc.

Hospital Corporation of America

Putnam Regional Surgery Center, Limited Partnership

Raleigh General Hospital
      Beckley Hospital
      Raleigh General Hospital

St. Luke's Princeton, LLC
      St. Luke's Hospital

Teays Valley Health Services Corp.
      Putnam General Hospital

The Health Alliance of Southern West Virginia, Inc.

Tri Cities Health Services Corp.

West Virginia Management Services Organization, Inc.
      Columbia Behavioral Health Network
      Physicians Care of The Virginias

Zone, Incorporated


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